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                                              FILED PURSUANT TO RULE 424(B)(2)
                                                         FILE NUMBER 333-39275

PRICING SUPPLEMENT NO. 1
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated October 4, 2000)



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                                   $1,175,133

                                  CYGNUS, INC.

                                  Common Stock

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DATE OF PURCHASE.....................................      OCTOBER 23, 2000
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NUMBER OF SHARES.....................................           149,000
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PRICE PER SHARE......................................           $7.8868
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PROCEEDS TO CYGNUS...................................        $1,175,133.00
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               The date of this Pricing Supplement is October 23, 2000.